SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 14, 1997
                         ------------------------------

                                 Date of Report

                         AMERICAN PHARMACEUTICAL COMPANY
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               (Exact name of Registrant as Specified in Charter)

DELAWARE                            33-35153-D                 84-1138558
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(State or Other Jurisdiction        (Commission                (IRS Employer
 of Incorporation)                   File Number)            Identification No.)

200 WEBRO ROAD                 PARSIPPANY, NEW JERSEY              07054
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (201)-515-1000
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              (Registrant's telephone number, including area code)

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Item 5.  Other Events

On April 14, 1997, by unanimous written consent, the Directors of American Pharmaceutical Company extended to expiration date of the Company's Class B and Class C Warrants to October 31, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.

                                  AMERICAN PHARMACEUTICAL COMPANY


DATED April 14, 1997          By: /s/Christian M. Van Pelt
                                  --------------------------------------------
                                  Christian M. Van Pelt, Chairman of the Board
                                  & Secretary


DATED April 14, 1997          By: /s/Alfred C. Bagwell
                                  --------------------------------------------
                                  Alfred C. Bagwell, President & CEO